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                                                                   EXHIBIT 10.19

                       MANUFACTURING AND SUPPLY AGREEMENT

Entered into this 6th day of August 1997 (hereinafter "Effective Date") by and between

              JPI PHARMACEUTICA INTERNATIONAL, a division of Cilag AG International Zug, a company duly organized and existing under the laws of Switzerland, having its principal office in CH-6300 Zug, Kollerstrasse 38, Switzerland (hereinafter referred to as "JPI") and

              JANSSEN PHARMACEUTICA Inc., 1125 Trenton-Harbourton Road, Titusville, NJ 08560, USA (hereinafter referred to as "JANSSEN US") (JPI and JANSSEN US collectively referred to herein as "JANSSEN")

and

              Alkermes Controlled Therapeutics Inc. II, a company organized and existing under the laws of the Commonwealth of Pennsylvania, having its principal office at 64 Sidney Street, Cambridge, MA 02139-4136, U.S.A. ( hereinafter referred to as "ACT II").

                                   WITNESSETH

WHEREAS, JPI and ACT II (as assignee of Medisorb Technologies International LP ("MTI")) have entered into an agreement dated December 23, 1993 for the development of a Risperidone depot formulation incorporating ACT II's proprietary technology concerning bioabsorbable polymer technologies as duly amended by the Second Amendment on March 8, 1997 (hereinafter "Development Agreement"); and

WHEREAS, JANSSEN and ACT II (an assignee of MTI) have entered into two License agreements dated February 21, 1996 granting JANSSEN certain exclusive rights with respect to the use of ACT II's proprietary technology in the development, manufacturing, promotion and sale of Risperidone depot formulations (hereinafter "License Agreements"); and
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WHEREAS, further to the provisions of Article 4 (b) of the License Agreements,
ACT II has a right of first refusal with respect to the manufacture of such Risperidone depot formulations and JANSSEN has further to such provision agreed to entrust the manufacturing of Products (as hereinafter defined) to ACT II under the terms and conditions set forth hereinafter.

ARTICLE 1 : DEFINITIONS

The following terms shall, for the purpose of this Agreement, have the following meaning unless the context clearly requires otherwise and the singular shall include the plural and vice versa :

1.1 "Affiliate" shall mean any company controlling, controlled by, or under common control with a party by ownership, directly or indirectly, of fifty percent (50%) or more of the total ownership or by the power to control the policies and actions of such company.

1.2    "Compound" shall mean the active ingredient risperidone.

1.3 "Final Product" shall mean the final presentation form of the Product registered and marketed by Janssen, their Affiliates and licensees, ready for sale to the final customer.

1.4 "Janssen GMP Manual" shall mean the Janssen Pharmaceutical GMP Policies Manual, a numbered copy of which has been provided to ACT II and which Manual, together with any possible amendment and/or addition is deemed to constitute an integral part of this Agreement.

1.5 "Licensed Net Selling Price" shall mean the [***] JANSSEN, their Affiliates or licensees in a given calendar year to independent third parties for the Final Product for sale in the Territory, less deductions for (i) transportation charges, including insurance; (ii) sales and excise taxes paid by JANSSEN, their Affiliates or licensees and any other governmental charges imposed upon the production, importation, use or sale of the Final Product; (iii) trade, cash and ordinary business discounts allowed and (iv) allowances or credits to customers on account of rejection or return of Final Product (v) and managed care rebates or allowances and mandatory price allowances imposed by governments.

       If JANSSEN, its Affiliates or licensees sell Final Product in a country in such a manner that the net sales value of the same is not readily identifiable then the net sales determination for that
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       country shall be whichever is the higher of (i) the fair market value of such Final Product or (ii) the proportion of the bundled price attributed to the Final Product by JANSSEN, its Affiliates or licensees whenever Product is sold as part of a package of products or services.

       For the purpose hereof "fair market value" shall mean, without limitation, the value of Final Products sold to similar third parties in similar quantities. If the fair market value can not be determined in any given country, the fair market value will be determined by the value of the Final Product sold to similar customers in countries with similar pricing and reimbursement structures and for similar quantities.

1.6 "Manufacture, Manufacturing" shall mean all steps and operations involved in the production of Product, starting from Compound, including supply of the polymers or other critical excipients, pharmaceutical formation, packaging, in process and quality control and storage of Compound and Product, until delivery for shipment of the Product to JANSSEN US, JPI or their designee.

1.7 "Manufacturing Fee" shall mean the fee to be paid by JPI and JANSSEN US to ACT II in consideration for the Manufacture of Products supplied to each of them in accordance with the terms hereof and which fee will be calculated as a percentage of the Licensed Net Selling Price per unit of Product in accordance with the mechanism set forth in Article 6.

1.8 "Manufacturing Process" shall mean the process and environment required to Manufacture Product as described in regulatory filings.

1.9 "Materials" shall mean all or any of the materials, except for Compound, required for the Manufacture of Product (including but not limited to inactive ingredients, diluents, excipients, vials, containers).

1.10 "Product" shall mean a depot formulation of Risperidone, based on ACT II technologies utilizing polymers of lactic and glycolic acids which are designed to deliver Compound over an extended period, in appropriately labeled siliconized vials or any other immediate container agreed by both parties and as set forth in the Specifications.
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1.11   "Specifications" shall mean the agreed specifications of the Product, to be attached hereto as Exhibit A, including quality control tests to be performed by JANSSEN and a list of the methodologies to be used in performing those tests.

1.12   "Territory" shall mean worldwide.


ARTICLE 2: PROGRAM OF COMMERCIAL MANUFACTURE AND SUPPLY OF PRODUCTS

2.1 Subject to the terms and conditions of this Agreement, JANSSEN hereby appoints ACT II as their exclusive supplier of Product for their entire requirements in Territory and ACT II agrees to Manufacture Product in its own premises for the exclusive purpose to supply Product to JANSSEN or their designee.

2.2 ACT II will provide [***], all equipment and machinery for the Manufacture of the Product, except for those capital items owned by JANSSEN US and identified in Exhibit B attached hereto. ACT II will only use such equipment and machinery which complies with the Manufacturing Process and any other requirements, such as the DMF, agreed with JANSSEN. ACT II shall maintain such equipment and machinery in good condition and properly validated.

2.3 In order to assist ACT II in its production planning, both parties will discuss and agree at the latest upon finalisation of the Phase III Clinical Trials in accordance with the Development Agreement on a rolling ordering and forecast mechanism [***] duly considering amongst others the required leadtimes to Manufacture the Product and to acquire the primary container or any other Material. In principle the first period of such rolling forecast will be considered a firm commitment, the other periods being indicative and non binding. Such forecast will be periodically updated at the moment of sending the orders for the next period. To the extent required such a forecast mechanism may include a buffer mechanism providing for an upper and lower variation limit of the eventual orders against the latest forecast and a reasonable buffer mechanism in connection with required delivery dates and ordered quantities of Product.

       The eventually agreed forecast mechanism ("hereinafter Forecast Mechanism") will be attached hereto as Exhibit E and will be used both by JPI and by JANSSEN US, it being understood that Janssen US and JPI may use a slightly different Forecast Mechanism format reflecting potential differences in the flow of goods.
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2.4    JPI and JANSSEN US will each, in accordance with the Forecast Mechanism, send firm orders to ACT II indicating the requirements for Products, together with the required delivery dates and destination, and shall at the same time advise ACT II of the estimated requirements for the following periods in accordance with the Forecast Mechanism. JPI and/or JANSSEN US will ship Compound to ACT II in quantities sufficient and with sufficient lead time to enable ACT II to manufacture the ordered Products. Together with the batch(es) of Compound, JPI and/or JANSSEN US will send all required documents and certificates. The Compound shipped to ACT II will comply with agreed specifications to be attached hereto as Exhibit F. In order to insure an adequate supply of Compound, ACT II will provide inventory data for each batch of Product shipped to Janssen as well as quarterly summaries of inventory transactions.

2.5 Upon receipt of the Compound, ACT II will inspect the batch(es) in accordance with to be agreed test procedures. Within thirty (30) business days following receipt of a shipment of Compound, ACT II shall inform JPI or JANSSEN US, depending on who was responsible for the shipment, in writing of any qualitative and/or quantitative shortcomings of the supplied Compound. In the event of a justifiable claim, JPI or JANSSEN US as the case may be shall replace or cause to have replaced such quantities of Compound in the shortest possible time and dispose of any defective batch(es) at its own expense.

       Upon receipt and control of the Compound, ACT II will proceed with the Manufacture of the Products in accordance with the time schedule required to meet the requested delivery dates.

2.6 All Product Manufactured by ACT II under this Agreement shall be manufactured and packed strictly in accordance with the Specifications and Manufacturing Process and in accordance with the provisions of the applicable Drug Master File to which JANSSEN is granted access in accordance with the provisions of Article 5.3.

       ACT II shall be responsible for obtaining Materials in such quantities as are necessary for the manufacturing of the amounts of Product ordered by JANSSEN.

       ACT II shall be responsible for the quality, purity, identity and potency of the Materials used and shall only buy and use such Materials in the Manufacturing of the Product, which strictly comply with the applicable quality requirements and Specifications.

       ACT II shall not change the validated Manufacturing process of the Product or use any different material in the processing thereof that may have an impact on any regulatory approval in
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       connection with the Product without JANSSEN US' (in connection with the
       United States) and/or JPI's (in connection with the rest of the Territory) explicit prior written approval and shall give the assistance reasonably required by JANSSEN US or JPI in preparing the supplement to any regulatory approval in connection with any change previously approved by JANSSEN US or JPI.

2.7 ACT II shall Manufacture Product in batches as specified in the Specifications [***].

2.8 To minimize the likelihood of a supply deficiency with respect to Products, by the end of Phase III clinical trials in the development of the Product in accordance with the Development Agreement, both parties shall discuss and agree on a Disaster Recovery and Back-Up plan to be prepared by ACT II. Such plan shall consider the possibility of
       (re)building (including validation and approval) a plant within an acceptable period of time (such period to be determined in common agreement) in case ACT II's current premises would be destroyed as well as transferring the Manufacture to a manufacturing facility of JANSSEN or any of their Affiliates or the facilities of a third party. Such third party will be an industry recognized reputable manufacturer having experience in making injectable pharmaceutical products.

2.9 The parties hereto will at regular instances review the long term capacity of ACT II's plant taking into account the most current forecast of the Final Product with a view to determine the need to have additional manufacturing capacity, either at the existing facility of ACT II or in any other manufacturing facility and either with ACT II or any of its Affiliates or with JANSSEN or any of their Affiliates.

2.10 The parties hereto acknowledge that after ACT II has supplied the Product for Phase III clinical trial supplies and prior to the start of the commercial Manufacturing of the Product, ACT II's manufacturing facility for the Product should be kept in a manufacturing ready condition so as to minimize the risk of supply deficiencies at the moment of start up of the commercial Manufacturing. In order to do so ACT II will commit such resources and undertake such maintenance activities and training programs as agreed by both parties in a Manufacturing Readiness Plan. Such Manufacturing Readiness Plan will be attached to this Agreement as Exhibit H. In consideration of such maintenance activities, JANSSEN will each pay a monthly fee to ACT II of [***]. ACT II will send monthly invoices to JPI or JANSSEN US in connection
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       with such fees in accordance with timely provided instructions and JPI and/or JANSSEN US will pay such invoices within thirty days date of invoice. The parties hereto will use good faith efforts to investigate the possibility to utilize ACT II's manufacturing facility for other manufacturing requirements of JANSSEN or any of their Affiliates during such interim period. To the extent any such project would be identified and agreed by the parties, the parties will in good faith negotiate an appropriate reduction of the monthly [***] fee payable by JANSSEN.

2.11 The parties hereto agree that during the term of this Agreement, JANSSEN will order and purchase a minimum number of Product during any given calendar year starting on the first commercial launch of the Final Product (the year of first commercial launch to be calculated on a pro rata basis). Such minimum numbers are expressed in kilograms of bulk Product (excluding for this purpose the vials) and are set forth in Exhibit C attached hereto. In the event that JANSSEN does not achieve the applicable minimum quantity of the Product to be Manufactured during a given calendar year, the parties hereto will in good faith renegotiate an adjusted Manufacturing Fee, duly considering the effect of the shortfall. In the event the parties can not agree an adjusted Manufacturing Fee, ACT II will be entitled to terminate this Agreement upon giving a one year prior notice. Act II shall provide such commercially reasonable assistance and other information in order for JANSSEN to manufacture or have Manufactured the Product after such one year notice period.

ARTICLE 3: QUALITY ASSURANCE - GMP COMPLIANCE

3.1 ACT II will Manufacture the Product in accordance with current Good Manufacturing Practices ("GMP") standards, including, but not limited to the requirements set forth in Janssen's GMP Manual, the requirements imposed by the Food and Drug Administration of the United States ("FDA"), the Japanese health authorities and EU GMP guidelines.

3.2 ACT II shall perform in process and final quality control on Product. For each batch of Product, ACT II shall take a sample or samples as specified in the JANSSEN GMP Manual. Such sample(s) and records shall be retained in accordance with the provisions of the Janssen GMP Manual. In addition ACT II will on an annual basis submit revalidation data to JANSSEN or their designee in compliance with the provisions of the Sterilization Policy in the Janssen GMP Manual.
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3.3    JANSSEN shall have the right, upon reasonable advance notice and during regular business hours, to send its quality control inspectors to inspect and audit the processes, facilities and equipment being used by ACT II in the Manufacturing of the Product and the polymers used in Product to assure compliance with Articles 2 and 3 of this Agreement as well as any applicable laws, rules and regulations, provided that such quality control inspectors shall be subject to the confidentiality provisions provided for in Article 7. Such inspection and audit shall be conducted at JPI's or JANSSEN US' (as the case may be) sole cost and expense and in a manner so as to minimize disruption of ACT II's business operations. The above audit right shall also extend to ACT II's supplier of the siliconized vials.

       ACT II shall or shall cause its suppliers of the siliconized vials or any other primary container to remedy, within the timelimits provided for in the GMP audit report or determined in accordance with the Janssen GMP Manual any deficiencies reported by such auditor in the audit report issued following any such audit and which deficiencies relate to GMP, Specifications, Manufacturing Process, applicable laws, rules and regulations including JANSSEN's current quality control procedures, provided that, with respect to the latter, ACT II received an updated version prior to any such audit. ACT II and JANSSEN will reasonably collaborate with each other in order to insure that the manufacturer of the siliconized vials or any other primary container complies with applicable GMP rules (including the JANSSEN GMP Manual) and Specifications and Manufacturing Process. Such collaboration includes the possibility to organize joint audits or to have such GMP audit performed by JANSSEN. During such period, ACT II shall continuously use commercially reasonable efforts to remedy such deficiencies as promptly as possible. In the event that ACT II does not remedy any of such deficiencies within the above-referred timelimits, then JANSSEN shall be entitled to cover by Manufacturing themselves or to have a third party manufacture the Products. ACT II shall provide such commercially reasonable assistance and other information as shall be necessary in order for JANSSEN to manufacture itself or have a third party manufacture the related Products. In the event that JANSSEN uses a third party manufacturer for the Product pursuant to this Article, JANSSEN shall require such third party to be bound by the same confidentiality provisions as are contained in this Agreement.
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3.4    In the event ACT II receives a deficiency notice from the FDA or any other regulatory agency regarding its compliance with any applicable laws, rules and regulations regarding its Manufacture of the Product, ACT II shall promptly notify JPI and JANSSEN US. ACT II shall use commercially reasonable effects to remedy such deficiencies as promptly as possible and in any event within the time period requested by the agency. In the event that ACT II does not remedy any of such deficiencies within the period provided for in the notice of the regulatory agency, then JANSSEN shall be entitled to manufacture or have manufactured the Products in accordance with the provisions of Article 3.3.

3.5 Upon reasonable request of JANSSEN US, JPI or any of their Affiliates, ACT II will enter into a separate Quality Assurance Agreement with JANSSEN US, JPI or any such Affiliate, which Quality Assurance Agreement will confirm the quality assurance provisions set forth in this Agreement and will clearly identify the respective responsibilities of the parties in the Manufacturing of the Product.


ARTICLE 4: SHIPMENT - RISK AND TITLE

4.1 By the required delivery date, ACT II will ship the Products to JANSSEN or their designee in accordance with the ordering instructions as set forth in Article 2 hereof. Together with such shipment ACT II will send shipping documents and Certificates of Analysis of the batches shipped. Products shall be shipped using a carrier appointed by JANSSEN on the basis of FOB, port of shipment. The term "FOB" shall be interpreted in accordance with the latest INCOTERMS.

4.2 Upon receipt of a batch of Product JPI , JANSSEN US or their designee shall perform or have performed an inspection of the batch documents and perform such test on the Product in accordance with procedures to be agreed upon. Should a batch of Product fail to meet the established standards of quality as set forth in Article 3 or should the Product or the Manufacturing Process thereof not comply with the Specifications and Manufacturing instructions, JPI or JANSSEN US, as the case may be, shall inform ACT II in writing of the alleged shortcomings within fifteen (15) business days after receiving such defect and the batch number.
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       ACT II shall, at JPI's or JANSSEN US' option, depending who ordered the batch (i) re-process or replace in accordance with the Specifications and the Manufacture Process, at its own cost (which cost excludes the cost of the Compound) the whole or part of the deficient batch of Product so rejected, or, if the related Manufacturing Fee due by JPI or JANSSEN US in accordance with Article 6 was already paid , provide either (ii) a refund of the Manufacturing Fee paid in relation to the rejected batch(es) or (iii) issue a credit note for future orders for the full amount of the Manufacturing Fee paid in relation to the rejected batch(es) and shall destroy upon JPI's or JANSSEN US' instructions the rejected batch of Product which can not be corrected or improved. Furthermore, ACT II compensate or credit JPI or JANSSEN [***] per kilogram of Compound for JPI's or JANSSEN US' cost for the Compound used in such deficient batch of Product. If JANSSEN US or JPI request the receipt of such [***] payment, such payment will be made within forty five (45) days date of invoice.

       Both parties will make good faith efforts to resolve disagreements in connection with any such alleged shortcomings. In the event the in-house experts of the parties are unable to agree on any alleged shortcoming of the Product or the Manufacturing process thereof, then the parties will appoint an independent expert skilled in the art who will analyse samples of the alleged deficient batch and all process deviations. Both parties will supply such expert with copies of specifications, documents, test results etc., that the expert may reasonably require in connection with such analysis. The expert's decision as to whether such batch has met the specifications shall be final and binding to the parties. The expenses of such expert shall be borne by the party whose contention is rejected by the expert.

4.3 Title in the Compound and Product shall at any time remain with JPI or JANSSEN US, depending on which company ordered the Product, whereas title to the Material shall remain with ACT II until incorporation in the Product. Risk of loss and damage in relation to the Compound and the Product shall pass to ACT II upon delivery of the Compound at the ACT II premises and shall again pass to JPI and/or JANSSEN US upon delivery of the Product to the common carrier. ACT II shall provide adequate and safe storage for the Compound and Products while at its premises and shall have sufficient insurance coverage in connection with the above risk.

4.4 ACT II represents and warrants that at the time of Manufacture all Product supplied hereunder shall be manufactured and supplied by ACT II in accordance with the Specifications and
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       Manufacturing Process and in compliance with (i) this Agreement and (ii)
       any applicable law, rule or regulations.

       EXCEPT FOR THE ABOVE WARRANTY, THERE ARE NO WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 5: REGULATORY PROVISIONS

5.1 JANSSEN and its Affiliates will be responsible for filing any regulatory approval application in connection with the Product and the Final Product, in their own name and at their own cost, all in accordance with the provisions of the Development Agreement and the License Agreement.

5.2 ACT II will give reasonable regulatory support in connection with regulatory approvals filed by JANSSEN in relation to the Product and/or the Final Product and will do so [***]. Amongst others, ACT II will prepare and maintain all the necessary supporting documentation requested by JANSSEN such as certificates or other administrative documents required for reference in any regulatory filing, if necessary in a format requested by JANSSEN. Notwithstanding the above, it is agreed that if any such request from JANSSEN or the health authorities in a given country entails extraordinary costs beyond the normal and ordinary regulatory support efforts in connection with the filing and maintenance of the regulatory approvals directed to the Product or Final Product, the parties will in good faith discuss and agree on a sharing mechanism with respect to such extraordinary costs related to such support activities in such country or countries.

5.3 ACT II shall be responsible for obtaining and maintaining all necessary permits and approvals to Manufacture the Products and in general to perform its responsibilities as set forth in this Agreement.

       Amongst others ACT II shall submit a Drug Master File ("DMF") with the health authorities identifying ACT II's method of manufacture, release specifications and testing methods used in the manufacture of the polymers and shall cause the supplier of the siliconized vials or any other primary container to do the same in relation to such vials or such other primary container. Similarly ACT II shall prepare and file an appropriate facility DMF with respect to the facilities where ACT II Manufactures the Product and the polymers. ACT II shall cause the supplier of the siliconized vials (or any other primary container) or any other Material used in the Manufacture of Product to do the same.
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       Upon request by JPI or JANSSEN US, ACT II agrees to provide JPI, JANSSEN
       US or their Affiliates or licensees with a Letter of Authorisation permitting the Health Authorities to refer to ACT II's DMF in its review of JANSSEN's or their Affiliates' applications for Product manufactured by ACT II. ACT II shall cause the supplier of the siliconized vials (or any other primary container) or any other Material used in the Manufacture of Product to do the same. A representative of JANSSEN will be entitled to review at ACT II's facilities those parts of the polymer DMF and the appropriate facility DMF pertaining to the Manufacture of the Product. ACT II shall maintain its Manufacturing facilities, Manufacturing records and its DMF's in such a manner as required to live up to the above obligation during the entire term of this Agreement.

5.4 JANSSEN shall inform ACT II promptly (and whenever possible within 24 hours of receipt by JPI and/or JANSSEN US) of any information or request for information received from the FDA or any other regulatory agency relating to the NDA and/or registration of Product whenever such information or communication is related to ACT II technology. Parties shall promptly discuss such information and in the event that a reply is required to such form question from the FDA or any other regulatory agency or any communication has to be made with respect to Product and related to ACT II technology, Parties will agree on the content of any communication before it is made.

5.5 ACT II shall inform JANSSEN promptly (and whenever possible within 24 hours of receipt by ACT II) of any information or request for information received from the FDA or any other regulatory agency relating to ACT II technology whenever such information or communication is relevant to Product. It being understood that ACT II shall not disclose to JANSSEN any third party confidential information or trade secrets. Parties shall promptly discuss such information and in the event that a reply is required to such formal question from the FDA or any other regulatory agency or any communication has to be made that involves Product, Parties will agree on the content of such communication before it is made.

ARTICLE 6: MANUFACTURING FEE

6.1 In consideration of the manufacturing activities to be performed by ACT II hereunder, JPI and JANSSEN US will pay the Manufacturing Fee for the Products supplied to each of them. The Manufacturing Fee will be calculated as a certain percentage of the Licensed Net Selling Price. The actual percentage that shall apply with respect to a given calendar year will be
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THE SECURITIES AND EXCHANGE COMMISSION.

       determined in a function of the total volume of Products Manufactured by ACT II and invoiced to JANSSEN during such calendar year and will be calculated in accordance with the brackets set forth in Exhibit D attached hereto.

       The actual Manufacturing Fee due during any given calendar year will be calculated as follows;

       6.1.1 The Manufacturing Fee for the initial batches of Product Manufactured and invoiced by ACT II prior to the expiration of the first calendar year following the first commercial launch of the Final Product shall be calculated as a percentage of the estimated weighted average price offered by JANSSEN, its Affiliates or licensees to independent unrelated third parties for the Final Product. Such weighted average price will be calculated by multiplying the forecasted net selling price of the Final Product (expressed in USD at the exchange rates then applied by JANSSEN in accordance with its normal accounting procedures) in each country of Territory where JANSSEN intends to launch the Final Product in the calendar year following the calendar year of the first commercial launch of the Final Product times the total number of units of the Final Product JANSSEN forecasts to sell in those countries during such period.

              The actual percentage to be paid as Manufacturing Fee in such period will be calculated on the basis of the total number of units of the Product ACT II is required to Manufacture and ship to JANSSEN during such period based on the forecast provided by JANSSEN in accordance with Article 2.3.

              Within [***] following the end of every calendar quarter either party may request a recalculation of the then applicable Manufacturing Fee whenever there is a deviation of more than [***] in the total number of Products actually Manufactured and shipped by ACT II to JANSSEN during such quarter and the number of units forecasted by JANSSEN. The parties will at such moment recalculate and adjust the Manufacturing Fee based on (i) the revised supply forecast and (ii) the then current Licensed Net Selling Price.

              In the month of January following such first full calendar year adjustment shall be made if there is deviation between (i) the estimated weighted average price and the actual Licensed Net Selling Price of the Final Product (expressed in USD at the exchange rates then applied by JANSSEN in accordance with its normal accounting procedures) and /or
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THE SECURITIES AND EXCHANGE COMMISSION.

              (ii) the total volume of units of Product actually Manufactured and invoiced by ACT II during such period.

              Any corrective payment to be made resulting from such reconciliation will be paid by the party owing such a payment within [***] after such reconciliation and in accordance with the provisions of Article 6.4.

       6.1.2 The Manufacturing Fee for any calendar year following the initial period as specified under Article 6.1.1 above will be calculated on the basis of the forecasted (i) Licensed Net Selling Price (expressed in USD at the exchange rates then applied by JANSSEN in accordance with its normal accounting procedures) and (ii) the amount of Product expressed in units to be Manufactured and shipped by ACT II for such calendar year.

              Within [***] following the end of every calendar quarter either party may request a recalculation of the then applicable Manufacturing Fee whenever there is a deviation of more than [***] in the total number of Products actually Manufactured and shipped by ACT II during such quarter and the number of units forecasted by JANSSEN. The parties will at such moment recalculate and adjust the Manufacturing Fee for the remainder of the calendar year based on (i) the revised supply forecast and (ii) the then current Licensed Net Selling Price.

              In the month of January following any calendar year adjustment shall be made if there is deviation between (i) the estimated weighted average price and the actual Licensed Net Selling Price of the Final Product (expressed in USD at the exchange rates then applied by JANSSEN in accordance with its normal accounting procedures) and/or (ii) the total volume of units of Product actually Manufactured and invoiced by ACT II during such calendar year. Any corrective payment to be made resulting from such reconciliation will be paid by the party owing such a payment within [***] after such reconciliation and in accordance with the provisions of Article 6.4.


6.2 JANSSEN will keep accurate records of the Licensed Net Selling Price with a view to determine the accuracy of the Manufacturing Fee calculation for a period of at least two (2) years after expiry of the year they concern. ACT II shall have the right to nominate an independent certified public accountant acceptable to and approved by JANSSEN US or JPI as the case may be who
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       shall have access, on reasonable notice, to JPI's or JANSSEN US' records during reasonable business hours for the purpose of verifying the calculation of the Licensed Net Selling Price. This right may not be exercised more than once in any calendar year, and once a calendar year is audited it may not be reaudited, and said accountant shall disclose to ACT II information relating solely to the accuracy of the Licensed Net Selling Price calculation.

6.3 ACT II shall invoice JPI or JANSSEN US for the Manufacturing Fee due with respect to each batch of Product supplied to each of them or their respective designee when shipped pursuant to Article 4. JPI and JANSSEN US shall be pay such invoice within [***] after the date of the invoice.

6.4 All payments required to be paid hereunder shall be made in United States Dollars by wire transfer of immediately available funds to the financial institution, account number, account party's name and wire transfer information designated in writing by ACT II to JPI and JANSSEN US as the place of payment.

6.5 No party shall have the right to reduce, by set off, counterclaim, adjustment or otherwise, any amount owed by it to the other party pursuant to this Agreement, unless explicitly provided for otherwise.


ARTICLE 7: CONFIDENTIALITY

The parties refer to Article to the confidentiality provisions of Article 9 of the License Agreements which provisions are incorporated by reference herein.


ARTICLE 8: RECALL

In the event of a Product recall ("Recall"), JPI or JANSSEN US, as the case may be, shall be responsible for the coordination of Recall activities. Where the Recall is caused by ACT II's negligence or willful misconduct or breach of this Agreement and without prejudice to the provisions of Article 10, ACT II agrees to pay the following costs and expenses of any Recall: (i) costs of retrieving the Product previously delivered to JPI's or JANSSEN US' agents or customers,
(ii) costs and expenses that JPI and/or JANSSEN US is required to pay for reasonable notification, shipping and handling charges, provided JPI
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       and/or JANSSEN US provides ACT II with supporting documentation of all such reimbursable costs and expenses, and (iii) cost of replacing Products that are unsalable as a result of the Recall. If the Recall is not primarily caused by ACT II's negligence, willful misconduct or breach, JPI and/or JANSSEN US shall pay all of the costs and expenses described above for such Recall.


ARTICLE 9: INDEMNIFICATIONS

9.1 JANSSEN shall indemnify, defend and hold ACT II and its Affiliates, and each of their officers, directors, employees, agents and consultants (each an "ACT II Indemnitee") harmless from, against and in respect of any damages, claims made by third parties, losses, liabilities, charges, actions, suits, proceedings, penalties and reasonable costs and expenses (including without limitation reasonable attorneys' fees) (collectively, the "Losses"), arising out of or resulting from the use by or administration to any person of Product or Final Product of JPI, its Affiliates or licensees, except to the extent such Losses arose or resulted from the failure of ACT II or its Affiliates to Manufacture Products in accordance with GMP, the Specifications and Manufacturing Process for such Product(s) or from ACT II's failure to comply with its obligations or covenants contained herein, so long as (i) the ACT II Indemnitee allows JANSSEN to participate in or, at JANSSEN's sole option but without any obligation, to conduct at JPI's expense the defense of a claim or action for which indemnification is sought under this Article
       9.1. (provided that the ACT II Indemnitee may participate in such defense at its own expense), and (ii) neither party may compromise or settle such claim or action without the other party's prior written consent, which shall not be unreasonably withheld ; provided, however, that a ACT II Indemnitee shall not be indemnified under this Article 9.1 to the extent that actions taken or failed to have been taken by JANSSEN under the direction of, or at request of, the ACT II Indemnitee were the primary cause of the events giving rise to the ACT II Indemnitee's claim for indemnification.

9.2 ACT II shall indemnify, defend and hold JANSSEN, their Affiliates and Licensees and each of their officers, directors, employees, agents and consultants (each a "JANSSEN Indemnitee") harmless from and against all Losses to the extent such losses arise out of or result from the failure of ACT II or its Affiliates to Manufacture the Product(s) in accordance with the Specifications and Manufacturing Process, or, its failure to comply with its obligations or covenants contained herein, unless such failure was the result of actions taken or failed to have
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       been taken by the ACT II under the direction of, or at the request of
       JANSSEN. The JANSSEN Indemnitee shall allow ACT II to participate in, or, at ACT II's sole option, to conduct at ACT II's expense the defense of a claim or action for which indemnification is sought under this Article
       9.2. (provided that the JANSSEN Indemnitee may participate in such defense at its own expense), and neither party shall compromise or settle such claim or action without the other party's prior written consent, which shall not be unreasonably withheld.

9.3 In no event shall either party be liable for any consequential or indirect damages of the other party, including but not limited to lost profits.

9.4 Both parties shall obtain, and shall maintain at all times during the term of this Agreement, an insurance policy or policies providing coverage against product liability claims related to the above indemnification.

ARTICLE 10: TERM AND TERMINATION

10.1 The term of this Agreement shall be commensurate with the term of the License Agreements, unless sooner terminated as provided hereinafter.

10.2   This Agreement may be terminated:

       10.2.1 by mutual agreement of JANSSEN and ACT II in a writing signed by the parties;

       10.2.2 by written notice of one party in the event of a material breach by the other party in the performance of any of its obligations hereunder, if the party not in default shall have given the defaulting party written notice specifying such default within 45 days after the occurrence of such breach and the defaulting party has not made substantial and diligent progress in remedying or correcting the default within 60 days after such notice is given, with such termination becoming effective at the end of such 60 days;

       10.2.3 by written notice of JANSSEN or ACT II in the event that the other party makes an assignment for the benefit of its creditors, files a petition under bankruptcy or insolvency laws, a receiver or custodian is appointed for such party's business, proceedings are instituted against such party under bankruptcy or insolvency laws that
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              have not been stayed within 90 days, all or substantially all or such party's business or assets become subject to attachment, garnishment or other process, or such a party becomes unable to pay its obligations as they become due;

       10.2.4 by JANSSEN prior to any commercial Manufacturing upon giving thirty days prior written notice and following the commencement of the commercial manufacturing upon giving a six month prior written notice, provided that with respect to the latter the Agreement shall not be terminated by JANSSEN without cause during the first two calendar years following the commencement of the commercial Manufacturing, unless JANSSEN decides also to terminate the License Agreements.

       10.2.5 by ACT II in accordance with the provisions of Articles 2.11

10.3 Upon termination of this Agreement for any reason whatsoever ACT II will cease the Manufacturing of the Products. Termination of this Agreement shall not affect the rights and obligations of the parties accrued prior to the termination hereof. Notwithstanding the termination of this Agreement, the confidentiality provisions of Article 3.3, the obligations set forth in Articles 7, 8, 9, and 12.9 shall continue and survive the termination hereof.


ARTICLE: 11 FORCE MAJEURE

Each party shall be relieved of its obligations to the extent that fulfillment of such obligations shall be prevented by acts beyond the reasonable control of such party affected, including, without limitation, acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor trouble, prohibitions against imports or exports of Products, impossibility of obtaining or shortages in supply of raw materials, or compliance with any order or regulation of any government entity acting under color of right. If such cause continues unabated for a period of thirty (30) days, both parties will promptly meet to discuss the possibilities to overcome such case of Force Majeure and the potential implications on the further performance under this Agreement.

ARTICLE: 12 MISCELLANEOUS
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12.1   Status. Neither JANSSEN or ACT II shall make any representation or incur any obligation in the name of or in behalf of the other party, except as explicitly authorized hereunder. Nothing in this Agreement shall be deemed to establish a relationship of principal and agent between ACT II and JPI or JANSSEN US, nor any of their agents or employees for any purpose whatsoever. Nothing in this Agreement shall be deemed to constitute the parties as a partnership, association or other relationship.

12.2 Public Announcements. No public announcement with respect to the Product or the existence of this Agreement may be made by either party without the prior written approval of the other party.

12.3 Modifications. Any amendment or supplement to this Agreement shall be effective only if contained in a writing signed by each of the parties hereto.

12.4 Assignments. Except as otherwise provided herein, this Agreement shall not be assignable by any party, without the other party's written consent, such consent not to be unreasonably withheld, except that such consent is not required in connection with the assignment of either party's obligations to an affiliate of such party ; provided, however, that any such assignment shall not relieve the parties hereto from any obligations under this Agreement.

12.5 Prior Agreements. The parties hereto acknowledge that this Agreement contains the entire agreement between the parties pertaining to the Manufacturing and supply of Product in Territory and terminates and supersedes all prior agreements, understandings, letters or other instruments whatsoever, whether written or oral, between the parties or any of their affiliates with respect to such matters.

12.6 Waiver. No waiver by JANSSEN or ACT II of any breach of this Agreement will constitute a waiver of any subsequent breach, and no exercise by either JANSSEN or ACT II of any right of termination will constitute a waiver of any right of such party for recovery of any monies then due it hereunder or any other right or remedy such a party may have at law, in equity or otherwise.

12.7 Representations. Each party represents and warrants that it has the right to enter into this Agreement and that it is under no obligation to any third party, express or implied, conflicting with the terms and conditions of this Agreement.
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12.8   Separability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this agreement where affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

12.9   Governing Law; Dispute Resolution.

       12.9.1 In the event a dispute ("Dispute") arises between the parties arising out of or relating to this Agreement, the parties shall use all reasonable efforts to resolve the Dispute through direct discussions for a period of sixty (60) days, unless and to the extent this Agreement provides for other and shorter periods. The senior management of each party commits itself to respond to any such Dispute. Subsequent to such sixty (60) day period either party may, but shall not be required to resort to the binding arbitration procedures set out hereinafter in this Article 12.9.

       12.9.2 If the parties are unable after exerting all reasonable efforts to resolve a Dispute between the parties, the Dispute shall be resolved through binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association in accordance with the following provisions:

              (a) If a Dispute arises between the parties, the place of arbitration shall be New York, New York.

              (b) To the extent the parties can not immediately agree on a single arbitrator, the arbitration shall be conducted by a panel of three neutral arbitrators ("Arbitrators"). One member shall be appointed by each party and the third member shall be appointed by the two arbitrators appointed by the parties. The parties will select an arbitrator within fifteen (15) business days following the demand for arbitration. The two arbitrators selected by the parties will appoint the third member within ten (10) days following their appointment.

              (c)    The language to be used in the arbitration shall be
                     English.
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              (d)    Any arbitrator selected by the parties may be of any
                     nationality, and need not be a lawyer or hold any other professional status or membership but will be selected on the basis of his or her qualifications and expertise with respect to the matter under dispute.

              (e) The Arbitrators shall resolve the Dispute on the basis of a written record consisting of an initial and rebuttal submission by each party (together with documentary evidence (including affidavits) supporting the positions taken in such submissions); provided that the Arbitrators shall have the right to require the parties to make or participate in such other written or oral submissions, presentations, or examinations as the Arbitrators shall deem necessary for the proper resolution of such Dispute, all of which shall be made or submitted directly to the Arbitrators and shall become part of the record in the proceeding.

              (f) The specific pleading schedule for each proceeding shall be determined by the parties in consultation with the Arbitrators within fifteen business days after the date on which the Arbitration panel is constituted, but it shall in each case provide that the parties' respective initial submissions shall be filed simultaneously with the Arbitrators, as shall the parties' respective reply submissions.

              (g) Unless the parties otherwise agree at the time a particular Dispute is submitted for arbitration, the Arbitrators shall be required as a condition to their engagement to agree to render a decision within 30 days of the date on which the record in the proceeding is completed, but in no case more than 90 days after the date of the last hearing on the substantive issues.

              (h) The parties shall use reasonable efforts to schedule and make their submissions, and to take all other necessary actions in connection with the proceeding, at a time and in a manner which will permit the Arbitrators to render its decision in accordance with the schedule set forth herein.

              (i) All communications with the Arbitrators during the pendency of the proceeding shall be made in writing, with a copy thereof delivered simultaneously to the other party to the proceeding, or if made orally, made only in the presence of the other party to the proceeding or its representative. The existence of the Dispute
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                     and the related proceedings shall be kept confidential in
                     accordance with the provisions of Article 7.

              (j) All decisions by the Arbitrators shall be done by majority vote. The arbitration award shall be rendered in writing and shall state the reasons for the award, and shall be final and binding upon the parties. In rendering their decision, the Arbitrators shall apply the substantive law of the state, of New York, without regard to its conflict of law provisions, provided that the Arbitrators shall base their decision on the express terms and conditions of this Agreement.

              (k) The Arbitrators are empowered to award any remedy allowed by law, including money damages and to grant final or interlocutory relief. Notwithstanding the foregoing punitive or multiple damages may not be awarded and the express terms of this Agreement may not be altered.

              (l) Each party shall bear its own expenses and attorneys' fees in connection with the arbitration.

       12.10 Notices. Any notice required or permitted to be given under this Agreement shall be mailed by registered or certified air mail, postage prepaid, addressed to the party to be notified at its address stated below, or at such other address as may hereafter be furnished in writing to the notifying party or by telefax to the numbers set forth below or to such changed telefax numbers as may thereafter be furnished, If to ACT II:

              Alkermes Controlled Therapeutics Inc. II
              64 Sidney Street
              Cambridge
              MA 02139-4136
              U.S.A.
              Telefax: +1-617-494-9263
              attention:  Chief Financial Officer

               If to JANSSEN:

               Janssen Pharmaceutica International, a division of Cilag AG
                International,
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               CH-6300 Zug, Chollerstrasse 38, Switzerland Telefax: 041
               748 3667

               and

               Janssen Pharmaceutica Inc.
               1125 Trenton-Harbourton Road
               Titusville
               NJ 08560
               U.S.A.
               Telefax:  +1-609-730-2323


               Any such notice shall be deemed to have been received when it has been delivered in the ordinary course of post or received by telefax.
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IN WITNESS WHEREOF, JPI, JANSSEN US AND ACT II have caused this instrument to be executed by their respective duly authorized officers, the date of execution to relate back to the day and year last below written.

                                 Alkermes Controlled Therapeutics, Inc. II

                                 This 8th day of August of 1997


/s/ J. Duncan Higgons            By  /s/  Michael Landine
-----------------------------        -------------------------------------------
(title)  Vice President          (title)  Vice President



                                 JANSSEN PHARMACEUTICA INTERNATIONAL represented
                                  by CILAG INTERNATIONAL


                                 This 27th day of August of 1997


/s/ illegible signature          By  /s/ illegible signature
-----------------------------        -------------------------------------------
(title)                          (title)



                                 Janssen Pharmaceutica Inc.

                                 This 3rd day of September of 1997


/s/ illegible signature          By /s/ illegible signature
-----------------------------       --------------------------------------------
(title)                          (title)  President
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                                    EXHIBIT A

                                 SPECIFICATIONS
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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH
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                                    EXHIBIT B

                            EQUIPMENT: CAPITAL ITEMS
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                                    EXHIBIT C

                               MINIMUM QUANTITIES

                                      [***]
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                                    EXHIBIT D

                                MANUFACTURING FEE

                                      [***]
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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH
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                                    EXHIBIT E

                             THE FORECAST MECHANISM
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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH
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                                    EXHIBIT F

                            SPECIFICATION OF COMPOUND
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                                    EXHIBIT G

                                      [***]
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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH
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                                    EXHIBIT H

                          MANUFACTURING READINESS PLAN